UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

103 JFK Parkway, Short Hills, New Jersey		07078
(Address of principal executive offices)		(Zip Code)

(973) 921-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2015, The Dun & Bradstreet Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), relating to its sale to the Underwriters of $300 million aggregate principal amount of its 4.000% Senior Notes due 2020 (the “Senior Notes”). The Underwriting Agreement is attached hereto as Exhibit 1.1. The Senior Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (Registration No. 333-203764) (the “Registration Statement”) previously filed with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion under Item 1.01 is incorporated by reference herein.

Item 8.01 Other Events.

On June 11, 2015, the Company issued a press release announcing that it is shifting its Australia/New Zealand (“ANZ”) business to a Worldwide Network partner model. Archer Capital, a leading Australian private equity firm, via its newly-formed Credit Data Solutions business, will acquire the entirety of the Company’s ANZ business, including consumer risk and debt collection, and commercial solutions, for AUD $220 million, pending regulatory approval.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith and incorporated by reference in the Registration Statement:

Exhibit No.	Exhibits

1.1	Underwriting Agreement, dated as of June 8, 2015, among The Dun & Bradstreet Corporation, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein

99.1	Press release of The Dun & Bradstreet Corporation, dated June 11, 2015

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
	Name:	Richard S. Mattessich
	Title:	Vice President, Associate General Counsel & Assistant Corporate Secretary

DATE: June 11, 2015

Exhibit No.	Exhibits

1.1	Underwriting Agreement, dated as of June 8, 2015, among The Dun & Bradstreet Corporation, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein

99.1	Press release of The Dun & Bradstreet Corporation, dated June 11, 2015